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Scudder Total Return Fund

Classes A, B, C and I

Semiannual Report

April 30, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Shareholder Meeting Results

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Total Return Fund	Nasdaq Symbol	CUSIP Number
Class A	KTRAX	81123H-104
Class B	KTRBX	81123H-203
Class C	KTRCX	81123H-302

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary April 30, 2002

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Total Return Fund	6-Month	1-Year	3-Year	5-Year	10-Year
Class A	-.42%	-8.49%	-2.19%	5.81%	8.03%
Class B	-.91%	-9.45%	-3.10%	4.79%	7.00%(a)
Class C	-.97%	-9.39%	-3.06%	4.85%	7.07%(a)
S&P 500 Index+	2.29%	-12.64%	-5.75%	7.55%	12.22%
Lehman Brothers Government/Corporate Bond Index++	-.99%	7.48%	6.75%	7.55%	7.53%
Russell 1000 Growth Index+++	-2.13%	-20.10%	-11.61%	4.42%	10.03%

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 4/30/02	$ 8.66	$ 8.65	$ 8.63
10/31/01	$ 8.80	$ 8.79	$ 8.78
Distribution Information: Six Months: Income Dividends	$ .11	$ .06	$ .07

Class A Lipper Rankings - Balanced Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	397	of	494	81
3-Year	307	of	402	77
5-Year	179	of	296	61
10-Year	55	of	73	75

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
-- Scudder Total Return Fund - Class A -- S&P 500 Index+ - - - Lehman Brothers Government/Corporate Bond Index++ - - - - Russell 1000 Growth Index+++

Yearly periods ended April 30

Comparative Results (Adjusted for Sales Charge)
Scudder Total Return Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$8,625	$8,819	$12,501	$20,408
	Average annual total return	-13.75%	-4.10%	4.57%	7.39%
Class B(c)	Growth of $10,000	$8,787	$8,945	$12,550	$19,679(a)
	Average annual total return	-12.13%	-3.65%	4.65%	7.00%(a)
Class C(c)	Growth of $10,000	$9,061	$9,110	$12,672	$19,807(a)
	Average annual total return	-9.39%	-3.06%	4.85%	7.07%(a)
S&P 500 Index+	Growth of $10,000	$8,736	$8,372	$14,388	$31,682
	Average annual total return	-12.64%	-5.75%	7.55%	12.22%
Lehman Brothers Government/ Corporate Bond Index++	Growth of $10,000	$10,748	$12,164	$14,392	$20,663
	Average annual total return	7.48%	6.75%	7.55%	7.53%
Russell 1000 Growth Index+++	Growth of $10,000	$7,990	$6,906	$12,415	$26,016
	Average annual total return	-20.10%	-11.61%	4.42%	10.03%

The growth of $10,000 is cumulative.

a Returns shown for Class B and C shares for the periods prior to their inception date on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder Total Return Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities.
+++ The Russell 1000 Growth Index is an unmanaged capitalization-weighted price index of the 1,000 largest U.S. growth companies traded on the NYSE, AMEX and Nasdaq.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

After six quarters of gross domestic product (GDP) growth averaging below 1 percent and negative returns in the stock market, we believe momentum is building for an economic and market recovery.

Economists have been looking to consumer and business spending as signs that the economy is recovering. Consumer spending, which never decreased significantly, remains strong - thanks, in part, to fiscal policy (such as tax cuts) and monetary policy (such as low interest rates). And business spending, which had been low, is beginning to turn around as demand for goods stabilizes and corporate profits improve.

Despite these positives, there are some problems that could hinder a robust recovery. Consumers may be spending too much money, and may cut back consumption, which will tend to limit the economic growth. And business spending (on capital, such as equipment) probably won't increase to the levels it reached in the 1990s, because such goods are still expensive. As a result, a sustained return to the rate of economic growth of the late 1990s - 4 percent to 4.5 percent - seems unlikely.

Still, we expect the United States to return to growth of 3 percent to 3.5 percent - and given that the recovery is on a solid footing, the Federal Reserve Board is unlikely to maintain low interest rates. Although the policymakers are unlikely to move immediately or aggressively, we anticipate that they will slowly begin raising rates by their June meeting. And they'll likely continue adjusting rates over the subsequent six to 12 months. The federal funds rate, currently 1.75 percent, may reach 3 percent or so by late 2002 and then 4.5 percent to 5 percent by mid-2003.

Because interest rates and bond prices are inversely correlated (i.e., they tend to move in opposite directions), many investors expect bond prices to decrease as the Fed raises interest rates. But bond prices have actually already decreased in anticipation of rising interest rates - and are now "discounted" as much as we expect them to be throughout 2002. Coupon rates on bonds, however, tend to move in the same direction as interest rates. As a result, we expect short- and intermediate-term rates on bonds to increase over the next year or so. However, rates on longer-term bonds probably won't rise much further. This would result in positive total return.

Economic Guideposts Data as of 4/30/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Investment Management Americas Inc.

We can expect improvement in the stock market as well. Corporate profits bottomed last fall, and should continue improving through 2002 and 2003. Corporate profits should grow faster than the economy over the next year or two (as they usually do in the early stages of a recovery). This creates a much better backdrop for stock prices, and, as a result, the stock market in general. We should see stock returns in the mid to high single digits this year.

Everyone interested in the investment implications of a recession and recovery asks, "Where is the low point?" But investors shouldn't try to look for the bottom, because no one can ever accurately predict that. The key is to pick the trends that will tell you which direction the economy and markets are going in. And now the direction is up. Although diversification does not eliminate the risk of potential loss, a diversified portfolio is now, as always, a good idea.

Internationally, the outlook is about the same. Economic activity decelerated in virtually all major economies, almost in unison with the United States, in the second half of 2000 and in 2001. But as signs of recovery began to emerge domestically, they did so internationally as well.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of April 16, 2002, and may not actually come to pass.

Portfolio Management Review

In February 2002, William Gadsden assumed the role of lead portfolio manager for Scudder Total Return Fund. Below he discusses his team's investment strategy, the changes they made to the portfolio and the fund's performance for the six months ended April 30, 2002.

Q: You took over management of the fund in February 2002. How does your team's investment style compare with that of the previous management team?

A: Our style of equity management is similar to that of the previous managers. We use an investment style known as GARP, or growth at a reasonable price. We believe this investment approach will enable the fund's stock investments to outperform on a long-term basis by participating in broad market advances, while limiting portfolio volatility and risk versus other growth portfolios in market downturns. The basis of the approach is our belief that good companies offering superior long-term growth characteristics, and the strength of competitive franchises to sustain them, are worth more than less reliable companies that are often "cheap" for a reason. We invest in only the market leaders, but only when they are trading at attractive valuations. And we sell stocks when we see indications of deteriorating fundamentals or slowing earnings growth. In keeping with our price-conscious philosophy, we reduce positions when we believe valuations have become stretched.

The bond portion of the portfolio comprises primarily U.S. Treasuries and government agencies, with a smaller position in corporate bonds. Our fixed-income specialists manage the bond portfolio to temper the fund's volatility - a trait more associated with equities.

Q: Did you make many changes to the portfolio based on your investment style?

A: We made alterations, but we did not drastically change the portfolio's structure. We have continued to keep the asset allocation of the fund at about 60 percent stocks and 40 percent bonds. This is a neutral posture, and we've maintained this allocation because we believe the economy is on the road to recovery. In a strengthening economy, stocks have the potential to generate strong gains. In anticipation of an improving economy, the previous team had reduced the fund's exposure to defensive stocks and increased exposure to more economically sensitive stocks. We continued down that path by further reducing the fund's positions in traditionally defensive market sectors such as financials and consumer staples and increasing sector positions in technology and consumer discretionary stocks - areas that typically do well in an improving economy.

Q: How did the fund perform during the period?

A: While the equity markets improved over the six-month period, most of the gains came from value stocks, not large growth stocks, which is what this fund invests in. This market disparity put the fund at a disadvantage to other balanced funds that invest in value stocks.

We're heartened that the fund's stock portfolio did eke out a gain during a period when the Russell 1000 Growth Index declined 2.13 percent. The Russell 1000 Growth Index measures the performance of large companies with greater-than-average growth orientation compared with the overall market. In a weak period for growth stocks, this is exactly the type of performance we expect our investment style to generate - a return somewhere between the Russell 1000 Growth and the S&P 500.

For the six months ended April 30, 2002, the fund's Class A shares (unadjusted for any sales charges) declined 0.42 percent. This compares with a gain of 2.29 percent by the Standard & Poor's 500, the fund's equity benchmark, and a loss of 0.99 percent by the Lehman Brothers Government/Corporate Bond Index, the fund's bond benchmark. The S&P 500 is an unmanaged group of large-cap stocks (value and growth) that are representative of the U.S. stock market. The Lehman Brothers Government/Corporate Bond Index is a group of U.S. government and corporate bonds representative of the broad bond market. Although we never like to lose ground, we believe that the fund performed as it should have - tempering stock market volatility and mitigating potential losses.

Q: Which market sectors added to performance relative to the benchmark?

A: Good issue selection within the health care sector helped performance. The previous management team had begun reducing exposure to pharmaceutical companies - a strategy that we continued. This move helped relative performance as pharmaceutical stocks tumbled throughout the period. The fund's investments in health care providers, such as Tenet Healthcare, and health care service companies, including Laboratory Corporation, helped performance as these types of stocks rallied.

The fund's underweight position relative to the S&P 500 in the poorly performing telecommunications industry also helped relative performance. Our stock selection was good in this area, and we avoided investing in some of the stocks that declined most precipitously during the period.

Q: Which market sectors detracted from performance?

A: The fund's underweight position in financials, specifically banks, hurt performance as this area rallied. When taking over management, we reduced financials because we believed that other areas offered more upside potential in a recovering economy. We also restructured the fund's financials to better fit our large-growth strategy. We added growth names such as American Express, State Street and Fannie Mae and eliminated value names - primarily banks - including Jefferson Pilot and Wachovia. Although we're disappointed that we missed out on some performance, we stay true to our investment style and won't sacrifice it to chase short-term gains.

The fund's slight underweight in consumer staples also hurt performance. As volatility remained high, investors favored these more stable stocks. The staples sector was one of the best performing in the S&P 500 during the six-month period.

Q: What is your outlook for the rest of 2002?

A: We believe that economic recovery has taken hold. It began in a spotty fashion, but the signs are unmistakable that the economy is back on the upswing. Now the question is: Will it be a sharp rebound or a more gradual upturn? Since the all-important consumer and housing sectors never really declined that much, a gradual rebound seems more likely. It's probably premature to expect a return of robust business capital spending, particularly on technology, but we believe that the massive amount of monetary stimulus by the Federal Reserve Board will continue to have a positive effect. And, although corporate profits have not recovered as quickly as other economic indicators, we think there may be a fairly dramatic increase in profits by the end of this year and into next year.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's view is subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2002

Asset Allocation	4/30/02	10/31/01

Common Stocks	57%	57%
U.S. Treasury Obligations	18%	19%
Corporate Bonds	10%	9%
U.S. Government Agency Pass-Thrus	6%	7%
Government National Mortgage Association	3%	3%
U.S. Agency Obligations	2%	-
Asset Backed	2%	1%
Cash Equivalents	1%	4%
Collateralized Mortgage Obligations	1%	-
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	4/30/02	10/31/01

Technology	22%	14%
Health	20%	19%
Financial	12%	16%
Consumer Discretionary	12%	9%
Consumer Staples	9%	10%
Media	8%	4%
Manufacturing	7%	12%
Energy	6%	7%
Service Industries	2%	3%
Other	2%	6%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2002 (17.7% of Portfolio)
1. Microsoft Corp. Developer of computer software	2.3%
2. Intel Corp. Designer, manufacturer and seller of computer components and related products	2.2%
3. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	1.9%
4. Tenet Healthcare Corp. Operator of specialty and general hospitals	1.8%
5. Home Depot, Inc. Operator of building materials and home improvement stores	1.7%
6. Johnson & Johnson Provider of health care products	1.7%
7. Wal-Mart Stores, Inc. Operator of discount stores	1.6%
8. International Business Machines Corp. Manufacturer of computers and provider of information processing services	1.5%
9. Citigroup, Inc. Provider of diversified financial services	1.5%
10. Target Corp. Operator of general merchandise and discount stores	1.5%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page <Click Here>. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of April 30, 2002 (Unaudited)

	Shares	Value ($)
Common Stocks 56.7%
Communications 1.0%
Telephone/Communications
JDS Uniphase Corp.*	525,000	2,278,500
Verizon Communications, Inc.	603,500	24,206,385
		26,484,885
Consumer Discretionary 6.7%
Department & Chain Stores 5.6%
Home Depot, Inc.	1,005,951	46,645,918
Target Corp.	902,700	39,402,855
TJX Companies, Inc.	420,000	18,303,600
Wal-Mart Stores, Inc.	775,900	43,341,774
		147,694,147
Recreational Products 0.7%
Harley-Davidson, Inc.	371,700	19,696,383
Specialty Retail 0.4%
Office Depot, Inc.*	540,000	10,335,600
Consumer Staples 5.0%
Alcohol & Tobacco 0.8%
Philip Morris Companies, Inc.	387,900	21,113,397
Food & Beverage 2.0%
Kraft Foods, Inc. "A"	477,300	19,588,392
PepsiCo, Inc.	662,000	34,357,800
		53,946,192
Package Goods/Cosmetics 2.2%
Colgate-Palmolive Co.	597,500	31,673,475
Procter & Gamble Co.	288,800	26,067,088
		57,740,563
Durables 0.8%
Telecommunications Equipment
Cisco Systems, Inc.*	1,519,400	22,259,210
Energy 3.7%
Oil & Gas Production 0.4%
Burlington Resources, Inc.	240,000	10,663,200
Oil Companies 1.3%
Exxon Mobil Corp.	867,032	34,828,675
Oilfield Services/Equipment 2.0%
Nabors Industries, Inc.*	470,600	21,435,830
Schlumberger Ltd.	567,700	31,081,575
		52,517,405
Financial 6.8%
Banks 1.7%
Bank United Corp.*	3,300	297
Fifth Third Bancorp.	274,000	18,793,660
State Street Corp.	491,900	25,141,009
		43,934,966
Consumer Finance 2.4%
American Express Co.	545,000	22,350,450
Citigroup, Inc.	949,829	41,127,596
		63,478,046
Insurance 1.4%
American International Group, Inc.	552,300	38,174,976
Other Financial Companies 1.3%
Fannie Mae	292,800	23,110,704
Goldman Sachs Group, Inc.	160,200	12,615,750
		35,726,454
Health 11.2%
Biotechnology 0.8%
Biogen, Inc.*	157,000	6,824,790
Genentech, Inc.*	405,100	14,381,050
		21,205,840
Health Industry Services 1.1%
Laboratory Corp. of America Holdings*	298,900	29,650,880
Hospital Management 1.7%
Tenet Healthcare Corp.*	642,000	47,103,540
Medical Supply & Specialty 3.3%
Johnson & Johnson	714,662	45,638,315
Medtronic, Inc.	368,000	16,445,920
Zimmer Holdings, Inc.*	737,000	25,581,270
		87,665,505
Pharmaceuticals 4.3%
Abbott Laboratories	566,800	30,578,860
Eli Lilly & Co.	162,000	10,700,100
Pfizer, Inc.	1,409,475	51,234,416
Wyeth	389,000	22,173,000
		114,686,376
Manufacturing 3.9%
Diversified Manufacturing
3M Co.	236,500	29,751,700
General Electric Co.	1,065,500	33,616,525
Illinois Tool Works, Inc.	417,203	30,080,336
Tyco International Ltd.	525,200	9,689,940
		103,138,501
Media 4.5%
Advertising 1.1%
Omnicom Group, Inc.	332,400	28,998,576
Broadcasting & Entertainment 1.4%
AOL Time Warner, Inc.*	982,700	18,690,954
Viacom, Inc. "B"*	392,404	18,482,228
		37,173,182
Cable Television 1.3%
Comcast Corp. "A"*	858,500	22,964,875
Cox Communications, Inc. "A"*	362,000	12,087,180
		35,052,055
Print Media 0.7%
Tribune Co.	438,100	19,350,877
Service Industries 1.1%
EDP Services 0.7%
Electronic Data Systems Corp.	345,600	18,752,256
Miscellaneous Commercial Services 0.4%
Concord EFS, Inc.*	308,300	10,047,497
Technology 12.0%
Computer Software 3.1%
Microsoft Corp.*	1,179,300	61,630,218
Oracle Corp.*	1,192,700	11,974,708
PeopleSoft, Inc.*	433,600	10,046,512
		83,651,438
Diverse Electronic Products 1.6%
Applied Materials, Inc.*	1,076,000	26,168,320
Teradyne, Inc.*	466,000	15,354,700
		41,523,020
EDP Peripherals 0.7%
EMC Corp.*	1,371,800	12,538,252
VERITAS Software Corp.*	241,200	6,835,608
		19,373,860
Electronic Data Processing 1.6%
International Business Machines Corp.	492,500	41,251,800
Semiconductors 5.0%
Intel Corp.	2,051,400	58,690,554
Linear Technology Corp.	422,800	16,430,008
Micron Technology, Inc.*	690,300	16,360,110
Novellus Systems, Inc.*	280,000	13,272,000
Texas Instruments, Inc.	921,800	28,511,274
		133,263,946
Total Common Stocks (Cost $1,390,529,123)		1,510,483,248
Convertible Preferred Stocks 0.0%
Office/Plant Automation
Cimlinc, Inc. "D"* (Cost $330,015)	37,716	0

	Principal Amount ($)	Value ($)
Corporate Bonds 9.6%
Communications 0.9%
Nextel Communications, Inc., 9.375%, 11/15/2009	6,545,000	4,581,500
Qwest Capital Funding, Inc., 7.0%, 8/3/2009	6,450,000	4,612,872
Rogers Cantel, Inc., 8.8%, 10/1/2007	7,900,000	7,228,500
Verizon Wireless, Inc., 5.375%, 12/15/2006	5,850,000	5,595,361
WorldCom, Inc., 6.25%, 8/15/2003	3,840,000	2,688,000
		24,706,233
Construction 0.5%
Weyerhaeuser Co., 7.375%, 3/15/2032	14,000,000	14,085,232
Consumer Discretionary 0.4%
MGM Mirage, Inc., 9.75%, 6/1/2007	5,725,000	6,311,813
Park Place Entertainment, Inc., 8.5%, 11/15/2006	3,900,000	4,097,882
		10,409,695
Consumer Staples 0.4%
Delhaize America, Inc., 8.125%, 4/15/2011	8,975,000	9,680,462
Durables 0.4%
Systems 2001 Asset Trust LLC "G", Series 2001, 6.664%, 9/15/2013	11,091,668	11,561,701
Energy 1.2%
Burlington Resources, Inc., 6.5%, 12/1/2011	6,600,000	6,614,395
Devon Energy Corp., 7.95%, 4/15/2032	2,715,000	2,876,385
Devon Financing Corp., 6.875%, 9/30/2011	6,325,000	6,405,758
Progress Energy, Inc., 6.85%, 4/15/2012	7,610,000	7,739,598
Texas Eastern Transmission Corp., 7.3%, 12/1/2010	6,450,000	6,864,019
		30,500,155
Financial 2.6%
Credit Suisse First Boston USA, Inc., 6.5%, 1/15/2012	6,145,000	6,082,702
Firstar Bank NA, 7.125%, 12/1/2009	3,250,000	3,463,889
FleetBoston Financial Corp., 7.25%, 9/15/2005	5,775,000	6,213,011
Ford Motor Credit Co., 7.6%, 8/1/2005	6,450,000	6,687,031
General Electric Capital Corp.:
6.5%, 12/10/2007	6,450,000	6,790,747
6.75%, 3/15/2032	11,485,000	11,340,542
General Motors Acceptance Corp., 6.875%, 9/15/2011	8,975,000	8,975,000
PNC Funding Corp., 5.75%, 8/1/2006	6,425,000	6,512,541
Prudential Insurance Co., 6.375%, 7/23/2006	4,000,000	4,121,384
Wells Fargo & Co.:
7.25%, 8/24/2005	6,450,000	6,969,154
7.55%, 6/21/2010	2,425,000	2,659,953
		69,815,954
Health 0.2%
Magellan Health Services, Inc., 9.0%, 2/15/2008	6,000,000	5,100,000
Manufacturing 0.7%
Dow Chemical Co., 7.0%, 8/15/2005	6,450,000	6,771,229
International Paper Co., 8.0%, 7/8/2003	6,450,000	6,763,683
Plainwell, Inc., Series B, 11%, 3/1/2008*	4,230,000	42,300
Tyco International Group SA, 6.375%, 10/15/2011	5,975,000	4,752,874
		18,330,086
Media 0.9%
Comcast Cable Communications, 6.375%, 1/30/2006	3,075,000	3,085,206
CSC Holdings, Inc., 7.875%, 12/15/2007	6,585,000	6,444,996
News America Holdings, Inc., 9.25%, 2/1/2013	3,225,000	3,655,760
Sinclair Broadcasting Group, Inc., 8.75%, 12/15/2007	3,890,000	4,035,875
Time Warner, Inc., 9.125%, 1/15/2013	6,450,000	7,084,512
		24,306,349
Service Industries 0.4%
AIG Sunamerica Global Financing IV, 6.3%, 5/10/2011	11,010,000	11,184,475
Utilities 1.0%
Alabama Power Co., 7.125%, 8/15/2004	3,500,000	3,713,157
KeySpan Corp., 7.625%, 11/15/2010	6,875,000	7,495,991
Pacificorp, 6.9%, 11/15/2011	6,000,000	6,190,416
Progress Energy, Inc., 6.75%, 3/1/2006	8,975,000	9,300,604
		26,700,168
Total Corporate Bonds (Cost $262,041,154)		256,380,510

Asset Backed 2.0%
Automobile Receivables 0.3%
Daimler Chrysler Auto Trust "A3", Series 2000-C, 6.82%, 9/6/2004	7,875,000	8,078,147
Credit Card Receivables 0.6%
Citibank Credit Card Issuance Trust "A1", Series 2000-A1, 6.9%, 10/17/2007	6,900,000	7,419,665
MBNA Master Credit Card Trust "A", Series 2000-I, 6.9%, 1/15/2008	8,050,000	8,645,355
		16,065,020
Home Equity Loans 0.7%
Banc of America Commercial Mortgage, Inc. "A2", Series 2001-PB1, 5.787%, 5/11/2035	18,350,000	18,168,546
Miscellaneous 0.4%
Detroit Edison Securitization Funding LLC "A6", Series 2001-1, 6.62%, 3/1/2016*	10,335,000	10,745,624
Total Asset Backed (Cost $51,356,144)		53,057,337

Foreign Bonds - U.S.$ Denominated 0.4%
Global Telesystems, Inc., 11.5%, 12/15/2007*	2,370,000	8,888
MetroNet Communications Corp., Step-up Coupon, 0% to 6/15/2003, 9.95% to 6/15/2008	7,500,000	1,012,500
Province of Quebec, 7.0%, 1/30/2007	8,250,000	8,884,367
Total Foreign Bonds - U.S.$ Denominated (Cost $18,178,878)		9,905,755

U.S. Treasury Obligations 18.3%
U.S. Treasury Bond:
5.375%, 2/15/2031	44,390,000	42,981,994
6.0%, 2/15/2026	25,190,000	25,984,996
7.25%, 5/15/2016	25,565,000	29,631,369
9.375%, 2/15/2006	90,450,000	106,723,945
10.75%, 8/15/2005	60,000,000	72,365,640
12.75%, 11/15/2010	17,875,000	22,837,404
U.S. Treasury Note:
3.5%, 11/15/2006	8,540,000	8,223,755
5.875%, 11/15/2004	31,640,000	33,385,136
6.125%, 8/15/2007	16,917,000	18,106,434
6.75, 5/15/2005	118,000,000	127,707,388
Total U.S. Treasury Obligations (Cost $475,631,025)		487,948,061

Collateralized Mortgage Obligations 1.0%
Federal National Mortgage Association:
Series 2002-31 PY, 6.0%, 7/25/2014	12,350,000	12,779,355
Series 2002-31 PD, 6.0%, 11/25/2021	15,200,000	14,975,563
Total Collateralized Mortgage Obligations (Cost $27,502,352)		27,754,918

Government National Mortgage Association 2.4%
Government National Mortgage Association:
6.5% with various maturities until 11/20/2031	24,898,954	25,277,394
7.0% with various maturities until 12/15/2028	29,703,021	30,780,349
7.5%, 12/20/2030	8,709,406	9,109,516
Total Government National Mortgage Association (Cost $62,603,947)		65,167,259

U.S. Government Agency Pass-Thrus 6.2%
Federal National Mortgage Association:
6.0%, 2/1/2032	12,494,027	12,360,216
6.5% with various maturities until 11/1/2031	54,991,485	55,714,073
7.0% with various maturities until 1/1/2032	65,394,334	68,868,719
7.5% with various maturities until 8/1/2031	20,592,778	21,586,386
8.0%, 9/1/2015	5,072,015	5,348,034
Total U.S. Government Agency Pass-Thrus (Cost $158,664,251)		163,877,428

U.S. Agency Obligations 2.1%
Federal National Mortgage Association:
5.0%, 1/15/2007	22,635,000	22,773,866
5.25%, 6/15/2006	11,225,000	11,489,517
5.75%, 6/15/2005	21,425,000	22,448,151
Total U.S. Agency Obligations (Cost $56,309,569)		56,711,534

	Shares	Value ($)
Cash Equivalents 1.3%
Scudder Cash Management QP Trust, 1.86% (b) (Cost $35,290,938)	35,290,938	35,290,938
Total Investment Portfolio - 100% (Cost $2,538,437,396) (a)		2,666,576,988

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $2,558,746,569. At April 30, 2002, net unrealized appreciation for all securities based on tax cost was $107,830,419. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $253,888,541 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $146,058,122.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in each of the issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $2,538,437,396)	$ 2,666,576,988
Cash	10,000
Dividends receivable	855,381
Interest receivable	18,654,525
Receivable for Fund shares sold	697,825
Foreign taxes recoverable	36,717
Total assets	2,686,831,436
Liabilities
Payable for investments purchased	7,978,479
Dividends payable	1,797
Payable for Fund shares redeemed	5,331,253
Accrued management fee	1,182,887
Other accrued expenses and payables	1,241,444
Total liabilities	15,735,860
Net assets, at value	$ 2,671,095,576
Net Assets
Net assets consist of: Undistributed net investment income	3,095,420
Net unrealized appreciation (depreciation) on: Investments	128,139,592
Foreign currency related transactions	1,151
Accumulated net realized gain (loss)	(120,446,283)
Paid-in capital	2,660,305,696
Net assets, at value	$ 2,671,095,576

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2002 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($2,191,216,378 / 253,116,632 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.66
Maximum offering price per share (100 / 94.25 of $8.66)	$ 9.19
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($402,477,609 / 46,521,101 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.65
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($69,495,270 / 8,048,547 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.63
Class I Net Asset Value, offering and redemption price per share ($7,906,319 / 911,799 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.67

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2002 (Unaudited)
Investment Income
Dividends (net of foreign taxes withheld of $30,726)	$ 8,658,329
Interest	34,944,775
Total Income	43,603,104
Expenses: Management fee	7,641,680
Administrative fee	3,388,993
Distribution service fees	5,108,810
Trustees' fees and expenses	28,775
Total expenses, before expense reductions	16,168,258
Expense reductions	(4,709)
Total expenses, after expense reductions	16,163,549
Net investment income (loss)	27,439,555
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	18,112,338
Foreign currency related transactions	(2,431)
18,109,907
Net unrealized appreciation (depreciation) during the period on: Investments	(54,603,612)
Foreign currency related transactions	1,141
(54,602,471)
Net gain (loss) on investment transactions	(36,492,564)
Net increase (decrease) in net assets resulting from operations	$ (9,053,009)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2002 (Unaudited)	Year Ended October 31, 2001
Operations: Net investment income (loss)	$ 27,439,555	$ 72,561,857
Net realized gain (loss) on investment transactions	18,109,907	(112,127,118)
Net unrealized appreciation (depreciation) on investment transactions during the period	(54,602,471)	(433,357,643)
Net increase (decrease) in net assets resulting from operations	(9,053,009)	(472,922,904)
Distributions to shareholders from: Net investment income: Class A	(27,658,762)	(61,973,117)
Class B	(3,135,924)	(7,769,006)
Class C	(545,064)	(1,063,926)
Class I	(117,971)	(279,246)
Net realized gains: Class A	-	(212,734,693)
Class B	-	(41,586,848)
Class C	-	(4,576,621)
Class I	-	(831,203)
Fund share transactions: Proceeds from shares sold	167,175,169	353,136,439
Net assets acquired in tax-free reorganization	-	160,115,049
Reinvestment of distributions	29,269,731	311,582,246
Cost of shares redeemed	(357,587,430)	(648,907,552)
Net increase (decrease) in net assets from Fund share transactions	(161,142,530)	175,926,182
Increase (decrease) in net assets	(201,653,260)	(627,811,382)
Net assets at beginning of period	2,872,748,836	3,500,560,218
Net assets at end of period (including undistributed net investment income of $3,095,420 and $7,113,586, respectively)	$ 2,671,095,576	$ 2,872,748,836

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2002[a,e]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 8.80	$ 11.34	$ 11.35	$ 10.54	$ 11.34	$ 11.28
Income (loss) from investment operations: Net investment income (loss)	.09[b]	.24[b]	.26[b]	.30[b]	.29	.31
Net realized and unrealized gain (loss) on investment transactions	(.12)	(1.69)	.47	1.50	.77	1.57
Total from investment operations	(.03)	(1.45)	.73	1.80	1.06	1.88
Less distributions from: Net investment income	(.11)	(.24)	(.28)	(.31)	(.31)	(.33)
Net realized gains on investment transactions	-	(.85)	(.46)	(.68)	(1.55)	(1.49)
Total distributions	(.11)	(1.09)	(.74)	(.99)	(1.86)	(1.82)
Net asset value, end of period	$ 8.66	$ 8.80	$ 11.34	$ 11.35	$ 10.54	$ 11.34
Total Return (%)[c]	(.42)**	(13.50)	6.52	17.91	10.47	18.95
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,191	2,328	2,862	2,885	2,406	2,080
Ratio of expenses before expense reductions (%)	.98*	1.01[d]	1.02	1.02	1.01	1.01
Ratio of expenses after expense reductions (%)	.98*	.99[d]	1.01	1.02	1.01	1.01
Ratio of net investment income (loss) (%)	2.09*	2.48	2.29	2.71	2.75	2.92
Portfolio turnover rate (%)	105*	105	95	64	80	122
[a] For the six months ended April 30, 2002 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .99% and .99%, respectively.
[e] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the six months ended April 30, 2002 was to decrease net investment income by $.01, increase net realized and unrealized gain (loss) per share by $.01, and decrease the ratio of net investment income to average net assets from 2.26% to 2.09%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
* Annualized ** Not annualized

Class B
Years Ended October 31,	2002[a,e]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 8.79	$ 11.34	$ 11.34	$ 10.52	$ 11.33	$ 11.27
Income (loss) from investment operations: Net investment income (loss)	.05[b]	.14[b]	.16[b]	.19[b]	.19	.22
Net realized and unrealized gain (loss) on investment transactions	(.13)	(1.69)	.46	1.50	.75	1.55
Total from investment operations	(.08)	(1.55)	.62	1.69	.94	1.77
Less distributions from: Net investment income	(.06)	(.15)	(.16)	(.19)	(.20)	(.22)
Net realized gains on investment transactions	-	(.85)	(.46)	(.68)	(1.55)	(1.49)
Total distributions	(.06)	(1.00)	(.62)	(.87)	(1.75)	(1.71)
Net asset value, end of period	$ 8.65	$ 8.79	$ 11.34	$ 11.34	$ 10.52	$ 11.33
Total Return (%)[c]	(.91)**	(14.38)	5.58	16.76	9.30	17.86
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	402	464	556	744	877	1,132
Ratio of expenses before expense reductions (%)	1.90*	1.99[d]	1.91	2.03	2.01	1.95
Ratio of expenses after expense reductions (%)	1.90*	1.99[d]	1.90	2.03	2.01	1.95
Ratio of net investment income (loss) (%)	1.17*	1.48	1.40	1.70	1.75	1.98
Portfolio turnover rate (%)	105*	105	95	64	80	122
[a] For the six months ended April 30, 2002 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.95% and 1.95%, respectively.
[e] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the six months ended April 30, 2002 was to decrease net investment income by $.01, increase net realized and unrealized gain (loss) per share by $.01, and decrease the ratio of net investment income to average net assets from 1.34% to 1.17%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
* Annualized ** Not annualized

Class C
Years Ended October 31,	2002[a,e]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 8.78	$ 11.31	$ 11.32	$ 10.54	$ 11.34	$ 11.28
Income (loss) from investment operations: Net investment income (loss)	.05[b]	.15[b]	.16[b]	.20[b]	.20	.22
Net realized and unrealized gain (loss) on investment transactions	(.13)	(1.67)	.47	1.48	.77	1.56
Total from investment operations	(.08)	(1.52)	.63	1.68	.97	1.78
Less distributions from: Net investment income	(.07)	(.16)	(.18)	(.22)	(.22)	(.23)
Net realized gains on investment transactions	-	(.85)	(.46)	(.68)	(1.55)	(1.49)
Total distributions	(.07)	(1.01)	(.64)	(.90)	(1.77)	(1.72)
Net asset value, end of period	$ 8.63	$ 8.78	$ 11.31	$ 11.32	$ 10.54	$ 11.34
Total Return (%)[c]	(.97)**	(14.18)	5.63	16.64	9.50	17.92
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	69	72	61	43	26	17
Ratio of expenses before expense reductions (%)	1.82*	1.89[d]	1.87	1.89	1.90	1.90
Ratio of expenses after expense reductions (%)	1.82*	1.87[d]	1.86	1.89	1.90	1.90
Ratio of net investment income (loss) (%)	1.25*	1.59	1.44	1.84	1.86	2.03
Portfolio turnover rate (%)	105*	105	95	64	80	122
[a] For the six months ended April 30, 2002 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.87% and 1.87%, respectively.
[e] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the six months ended April 30, 2002 was to decrease net investment income by $.01, increase net realized and unrealized gain (loss) per share by $.01, and decrease the ratio of net investment income to average net assets from 1.42% to 1.25%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
* Annualized ** Not annualized

Class I
Years Ended October 31,	2002[a,d]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 8.82	$ 11.36	$ 11.38	$ 10.54	$ 11.33	$ 11.27
Income (loss) from investment operations: Net investment income (loss)	.11[b]	.27[b]	.29[b]	.34[b]	.34	.36
Net realized and unrealized gain (loss) on investment transactions	(.14)	(1.69)	.47	1.53	.77	1.55
Total from investment operations	(.03)	(1.42)	.76	1.87	1.11	1.91
Less distributions from: Net investment income	(.12)	(.27)	(.32)	(.35)	(.35)	(.36)
Net realized gains on investment transactions	-	(.85)	(.46)	(.68)	(1.55)	(1.49)
Total distributions	(.12)	(1.12)	(.78)	(1.03)	(1.90)	(1.85)
Net asset value, end of period	$ 8.67	$ 8.82	$ 11.36	$ 11.38	$ 10.54	$ 11.33
Total Return (%)	(.36)**	(13.14)	6.80	18.65	10.98	19.40
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	9	11	10	12	12
Ratio of expenses before expense reductions (%)	.63*	.66[c]	.63	.67	.64	.71
Ratio of expenses after expense reductions (%)	.63*	.65[c]	.62	.67	.64	.71
Ratio of net investment income (loss) (%)	2.44*	2.82	2.68	3.06	3.12	3.22
Portfolio turnover rate (%)	105*	105	95	64	80	122
[a] For the six months ended April 30, 2002 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .64% and .64%, respectively.
d As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the six months ended April 30, 2002 was to decrease net investment income by $.01, increase net realized and unrealized gain (loss) per share by $.01, and decrease the ratio of net investment income to average net assets from 2.61% to 2.44%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Total Return Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2001 the Fund had a net tax basis capital loss carryforward of approximately $115,044,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009, the expiration date, whichever occurs first.

In addition, the Fund inherited approximately $1,025,000, $477,000 and $216,000 from its merger (see note G) with Kemper Horizon 20+ Portfolio, Kemper Horizon 10+ Portfolio and Kemper Horizon 5 Portfolio, respectively, which may be applied against any realized net taxable capital gains in future years or until October 31, 2008, the expiration date, whichever occurs first, subject to certain limitations imposed by Sections 382-384 of the Internal Revenue Code.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended April 30, 2002, purchases and sales of investment securities (excluding short-term investments and direct U.S. government obligations) aggregated $1,152,235,339 and $1,215,142,323, respectively. Purchases and sales of direct U.S. government obligations aggregated $287,791,761 and $335,319,950, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such net assets, 0.44% of the next $2,500,000,000 of such net assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.53% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.225%, 0.375%, 0.300% and 0.100% of the average daily net assets for Class A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended April 30, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at April 30, 2002
Class A	$ 2,609,680	$ 261,254
Class B	835,771	149,213
Class C	108,166	17,289
Class I	4,270	761
	$ 3,557,887	$ 428,517

In addition, the Administrative Fee expense on the Statement of Operations includes ($168,894) changes in estimates of expenses.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2002
Class B	$ 1,671,491	$ 269,209
Class C	270,405	45,584
	$ 1,941,896	$ 314,793

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2002
Class A	$ 2,551,615	$ 425,802
Class B	529,164	77,689
Class C	86,135	13,695
	$ 3,166,914	$ 517,186

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2002 aggregated $71,956.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2002, the CDSC for Class B and C shares aggregated $580,112 and $2,742, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2002, SDI received $77.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended April 30, 2002, totaled $1,104,438 and are reflected as interest income on the Statement of Operations.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $4,709 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2002		Year Ended October 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	13,639,488	$ 123,143,228	25,196,811	$ 244,152,300
Class B	3,860,371	34,791,777	8,786,157	84,736,084
Class C	977,006	8,794,506	2,424,799	23,384,536
Class I	49,127	445,658	90,723	863,519
		$ 167,175,169		$ 353,136,439
Shares issued in tax-free reorganization
Class A	-	-	7,720,288	$ 75,892,297
Class B	-	-	7,048,173	69,143,844
Class C	-	-	1,537,008	15,047,216
Class I	-	-	3,214	31,692
		-		$ 160,115,049
Shares issued to shareholders in reinvestment of distributions
Class A	2,843,060	$ 25,716,216	26,922,108	$ 258,811,575
Class B	325,271	2,942,336	4,823,674	46,582,591
Class C	54,647	493,209	528,605	5,077,421
Class I	13,028	117,970	115,537	1,110,659
		$ 29,269,731		$ 311,582,246
Shares redeemed
Class A	(27,911,108)	$ (251,912,916)	(47,755,148)	$ (458,915,976)
Class B	(10,391,123)	(93,708,379)	(17,902,557)	(171,782,459)
Class C	(1,168,799)	(10,520,169)	(1,703,824)	(16,469,594)
Class I	(159,085)	(1,445,966)	(185,689)	(1,739,523)
		$ (357,587,430)		$ (648,907,552)
Net increase (decrease)
Class A	(11,428,560)	$ (103,053,472)	12,084,059	$ 119,940,196
Class B	(6,205,481)	(55,974,266)	2,755,447	28,680,060
Class C	(137,146)	(1,232,454)	2,786,588	27,039,579
Class I	(96,930)	(882,338)	23,785	266,347
		$ (161,142,530)		$ 175,926,182

G. Acquisition of Assets

On June 11, 2001, the Fund acquired all the net assets of Kemper Horizon 20+ Portfolio, Kemper Horizon 10+ Portfolio and Kemper Horizon 5 Portfolio pursuant to a plan of reorganization approved by shareholders on May 15, 2001. The acquisition was accomplished by tax-free exchanges of 2,339,888, 2,876,737 and 2,503,663 Class A shares, 2,736,556, 2,923,063 and 1,388,554 Class B shares, 591,758, 604,327 and 340,923 Class C shares, 776, 118 and 2,320 Class I shares of the Fund, respectively, for 2,225,769, 2,872,354 and 2,476,953 Class A shares, 2,667,489, 2,908,536 and 1,369,980 Class B shares, 576,047, 601,317 and 335,340 Class C shares and 741, 122 and 2,308 Class I shares of the Kemper Horizon 20+ Portfolio, Kemper Horizon 10+ Portfolio and the Kemper Horizon 5 Portfolio, respectively, outstanding on June 11, 2001. Kemper Horizon 20+ Portfolio's net assets at that date ($55,647,535), including $1,646,938 of net unrealized depreciation, Kemper Horizon 10+ Portfolio's net assets at that date ($62,873,142), including $2,131,087 of net unrealized depreciation and Kemper Horizon 5 Portfolio's net assets at that date ($41,594,373), including $668,179 of net unrealized depreciation, respectively, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisitions were $3,164,354,708. The combined net assets of the Fund immediately following the acquisitions were $3,324,469,757.

H. Change in Accounting Principle

As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to November 1, 2001, the Fund did not amortize premiums on debt securities. In addition, paydowns on mortgage-backed securities, which were included in net realized gain (loss) on investment transactions, are included as interest income. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $3,313,315 reduction in cost of securities and a corresponding $3,313,315 increase in net unrealized appreciation, based on securities held by the Fund on November 1, 2001.

The effect of this change for the six months ended April 30, 2002 was to decrease net investment income by $2,449,784, increase unrealized appreciation by $1,875,371, and increase net realized gains (losses) by $574,413. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Total Return Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
180,974,073	4,445,743	7,612,425

Investment Products and Services

Scudder Funds
Core
Scudder Blue Chip Fund
Scudder Focus Value+Growth Fund
Scudder Growth and Income Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Scudder Target 2012 Fund
Scudder Total Return Fund
Growth
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Growth Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Contrarian Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Large Company Value Fund
Sector
Scudder-Dreman Financial Services Fund
Scudder Gold & Precious Metals Fund
Scudder Health Care Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.
Income
Scudder Cash Reserves Fund
Scudder Floating Rate Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Scudder Strategic Income Fund
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Tax-Free Income
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement April 2002

This privacy statement is issued by Deutsche Investment Management Americas Inc., its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Questions on this policy may be sent to:
Scudder Investments, Attention: Correspondence - Chicago,
P.O. Box 219415, Kansas City, MO 64121-9415.

Notes

Notes

Notes

Performance Summary April 30, 2002

Average Annual Total Returns*
	6-Month	1-Year	3-Year	5-Year	Life of Class**
Scudder Total Return Fund - Class I Shares	-.36%	-8.22%	-1.90%	6.24%	8.86%
S&P 500 Index+	2.29%	-12.64%	-5.75%	7.55%	12.25%
Lehman Brothers Government/Corporate Bond Index++	-.99%	7.48%	6.75%	7.55%	7.01%
Russell 1000 Growth Index+++	-2.13%	-20.10%	-11.61%	4.42%	9.58%

Performance is historical and includes reinvestment of dividends and capital gains. Investment return and principal value will fluctuate with changing market conditions, so that when redeemed, shares may be worth more or less than their original cost.

Growth of an Assumed $10,000 Investment
-- Scudder Total Return Fund - Class I Shares -- S&P 500 Index+ - - - Lehman Brothers Government/Corporate Bond Index++ - - - - Russell 1000 Growth Index+++

Yearly periods ended April 30

Dividend Review
During the six months, Scudder Total Return Fund - Class I shares paid the following dividends:
Income Dividends	$ .12

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. The performance in the graph above also includes reinvestment of dividends. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights in the annual report.
** The Class commenced operations on July 3, 1995. Index comparisons begin June 30, 1995.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities.
+++ The Russell 1000 Growth Index is an unmanaged capitalization-weighted price index of the 1,000 largest U.S. growth companies traded on the NYSE, AMEX and Nasdaq.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Investment Manager

Deutsche Investment Management Americas Inc.

Principal Underwriter

Scudder Distributors, Inc.

This report is not to be distributed unless preceded or accompanied by a Scudder Total Return Fund prospectus and the 2001 Annual Report for Scudder Total Return Fund.

(STRF-2I)